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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 16, 2003
                        (Date of earliest event reported)


                             TRANSWITCH CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                      0-25996                     06-1236189
     --------                      -------                     ----------
    (State of                    (Commission                  (IRS Employer
   incorporation)                File Number)               Identification No.)


       3 Enterprise Drive Shelton, Connecticut               06484
       ----------------------------------------              -----
       (Address of principal executive offices)            (Zip Code)


                                 (203) 929-8810
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5. OTHER EVENTS

5.1 On January 16, 2003, TranSwitch Corporation., a Delaware corporation ("TranSwitch") announced its financial results for the fiscal fourth quarter and year ended December 31, 2002. The Company also announced a reduction to its workforce and presented forward-looking statements relating the first quarter of 2003. The press release announcing this information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(c)  Exhibits
99.1 Press Release dated January 16, 2003

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TRANSWITCH CORPORATION
(Registrant)


        January 21, 2003                           /s/ Peter J. Tallian
------------------------------------     ------------------------------------
             Date                                Peter J. Tallian
                                        Senior Vice President, Chief Financial
                                           Officer and Treasurer (Principal
                                           Financial Officer and Principal
                                                Accounting Officer)